MAINSTREAM ENTERTAINMENT, INC.
11637 Orpington St.
Orlando, FL 32817

Phone: 407-207-0400 Fax: 407-207-0434

AGREEMENT FOR SERVICES BETWEEN MAINSTREAM ENTERTAINMENT, INC. AND BARTON FAMILY FUNERAL SERVICES, LLC.

1. Mainstream Entertainment shall produce and record 7-10 gospel songs to be used in Funeral services and as lobby music.

   The songs are selected by Mainstream, with Barton's final approval. All songs are to be in the public domain.
   The first song chosen is "Amazing Grace" with the arrangements done by Justin Martin of Mainstream Entertainment, Inc.

2. The music will be delivered as a digital CD, with the masters to be retained by Mainstream Entertainment, Inc.
   The music shall be delivered by July 31st 2012. Barton Family Funeral Service, LLC. shall reproduce with the masters as it sees fit and offer the CDs for sale to other Funeral Homes and/or general public.

3. Payment shall be $35,000 for the project. $19,500 paid in December 2011, $8,000 by April 30, 2012 and the balance upon delivery of the final product by July 31, 2012.

Agreed upon by:

[signature] December 13, 2011
Craig Barton Date
Barton Family Funeral Service, LLC

[signature] December 13, 2011
Charles Camorata Date
Mainstream Entertainment, Inc.